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                                    EXHIBIT A

                             JOINT FILING AGREEMENT

     The undersigned hereby agree that the statement on Schedule 13G with respect to the common stock of StorageNetworks, Inc., dated as of September 18, 2003, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.



Date:    September 18, 2003                           MARVIN H. DAVIDSON


                                                      /s/ Marvin H. Davidson
                                                      --------------------------

Date:    September 18, 2003                           THOMAS L. KEMPNER, JR.


                                                      /s/ Thomas L. Kempner, Jr.
                                                      --------------------------

Date:    September 18, 2003                           STEPHEN M. DOWICZ


                                                      /s/ Stephen M. Dowicz
                                                      --------------------------

Date:    September 18, 2003                           SCOTT E. DAVIDSON


                                                      /s/ Scott E. Davidson
                                                      --------------------------

Date:    September 18, 2003                           MICHAEL J. LEFFELL


                                                      /s/ Michael J. Leffell
                                                      --------------------------

Date:    September 18, 2003                           TIMOTHY I. LEVART


                                                      /s/ Timothy I. Levart
                                                      --------------------------

Date:    September 18, 2003                           ROBERT J. BRIVIO, JR.


                                                      /s/ Robert J. Brivio, Jr.
                                                      --------------------------